UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 15, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-10026                     14-0462060
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

                                (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                               (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

Albany International Corp. (the "Company") issued a news release on January 15, 2009 announcing the intention of its subsidiary, Albany International Oy ("AI Oy"), to discontinue operations at its dryer fabric facility in Konala, Finland.

This action is subject to local law, as well as to consultation with employee works councils. The action could affect up to 133 employees.

Works council discussions are expected to begin shortly. Until they are concluded, the Company is unable reasonably to estimate the costs that it would expect to incur in connection with this intended action. The Company will disclose the amount, type and timing of any such costs promptly after they are determined.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 News Release dated January 15, 2009.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALBANY INTERNATIONAL CORP.

                                         By: /s/ Michael C. Nahl
                                             -----------------------------------
                                             Name: Michael C. Nahl
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

       Date: January 16, 2009

                                  EXHIBIT INDEX

           Exhibit No.         Description
           -----------         -----------
              99.1             News Release dated January 15, 2009